UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2011
Date of Report (Date of earliest event reported)

MERCER GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52660 (Commission File Number)	20-1769847 (IRS Employer Identification No.)

880-666 Burrard Street Vancouver, BC (Address of principal executive offices)	V6C 2G3 (Zip Code)

(604) 681-3130
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Mercer Gold Corporation (the "Company") is furnishing this Current Report on Form 8-K/A (Amendment No. 1) (the "Form 8-K/A") in order to amend its previously furnished Current Report on Form 8-K (the "Original 8-K"), furnished to the Securities and Exchange Commission on September 15, 2011.  This Form 8-K/A is being furnished solely for the purpose of correcting the reference to the Company's website address in the press release attached as an Exhibit to the Original 8-K.

Item 7.01     Regulation FD Disclosure

On September 15, 2011, the Company issued a news release reporting on the status of its current litigation with its former President, Rahim Jivraj.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated September 15, 2011 *
99.2	Amended Counterclaim filed with the Supreme Court of British Columbia on September 13, 2011 (1)

*        Furnished as an exhibit hereto.

(1)     Furnished as an exhibit to the Company's Current Report on Form 8-K furnished to the SEC on September 15, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERCER GOLD CORPORATION
DATE: September 15, 2011	/s/ William D. Thomas___ William D. Thomas CFO, Secretary, Treasurer and a director

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